                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 July 21, 1999
               (Date of Report: Date of earliest event reported)


                           LEXON TECHNOLOGIES, INC.

      (Exact name of registrant as specified in its charter)


          DELAWARE                   0-02474             87-0502701
- ---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                1401 Brook Drive, Downers Grove, Illinois  60515
                ------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (630) 916-6196
                                                    --------------

     REXFORD, INC., 7777 East Main Street, Suite 201, Scottsdale, AZ 85251
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                  ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On July 20, 1999, the Registrant's shareholders approved the acquisition of all of the issued and outstanding shares of Chicago Map Corporation, a privately-held Illinois corporation. In connection with such acquisition transaction, the Registrant's shareholders and Board of Directors adopted resolutions to effect a 70-for-1 reverse split of the Registrant's issued and outstanding shares of $.001 par value common stock and Common Stock Purchase Warrants. The Acquisition was closed on July 21, 1999. A total of 10,500,000 post-split shares of the Registrant's common stock were issued in connection with the acquisition transaction. At the time of the acquisition, the individuals serving as officers and directors of the Registrant resigned, upon the election and appointment of their successors. As of the date hereof, a total of 11,500,000 shares of the Registrant's common stock are issued and outstanding. Effective July 21, 1999, the effective date of the 70-for-1 reverse split, a total of 11,500,000 shares of the Registrant's common stock are issued and outstanding. The Registrant's name was changed to LEXON Technologies, Inc. in connection with the acquisition. The following individuals were elected as directors and officers of the Registrant and may be deemed in control of Registrant as of the date hereof:

     Name             Position                      Shares(1)           %

Steven J. Peskaitia   Chairman, Chief Executive     6,774,600         58.9
                      Officer & President

John B. McLean        Vice-President, Chief                 0          0.0
                      Financial Officer, Director

Kenneth J. Eaken      Vice-President, Director        100,100           .8

Mike Barnett          Vice-President, Secretary       442,400          3.8
                      Director

Paris Karahalios      Vice-President, Director        730,800          6.4

James L. Rooney       Director                              0          0.0

Thomas W. Rieck       Director                              0          0.0

(1)  Shares owned give effect to the 70-for-1 reverse split

                ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 21, 1999, the Registrant acquired all of the issued and outstanding stock of Chicago Map Corporation, a privately-held Illinois corporation. The acquisition was structured as a stock-for-stock exchange pursuant to Section 368(a)(1)(B) of the Internal Revenue Code. The securities issued in the acquisition were issued in a private transaction in reliance on
Section 4(2) of the Securities Act of 1933, as amended. In connection with such acquisition, the Registrant's shareholders elected new directors and voted in favor of a proposal to change the Registrant's name to LEXON Technologies, Inc. Additionally, the Registrant's shareholders voted in favor of a proposal to effect a 70-for-1 reverse split of the outstanding securities. The Registrant intends to engage in the business of developing, manufacturing and marketing a full range of geographic and statistical information applications through Internet, electronic, multimedia, CD-Rom, DVD and other interactive technology formats for business, educators, students and consumers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(a)  Financial Statements of businesses acquired



                              CHICAGO MAP CORPORATION

                                   BALANCE SHEET

                                  MARCH 31, 1999

                                       ASSETS

Current assets
 Cash                                                  $     64,093
 Accounts receivable                                         68,318
 Inventories                                                  5,108
 Deferred tax assets                                         39,571
                                                       ------------

  Total current assets                                      177,090
                                                       ------------
Property and equipment
 Leasehold improvements                                       5,190
 Furniture and equipment                                    123,472
                                                       ------------
                                                            128,662
 Accumulated depreciation                                    81,129
                                                       ------------

                                                             47,533
                                                       ------------

Other assets
 Computer software costs                                     48,446
 Intangible assets                                           49,802
 Deposit                                                      5,000
                                                       ------------

                                                            103,248
                                                       ------------

                                                       $    327,871
                                                       ============

The accompanying note is an integral part of these financial statements.

                              CHICAGO MAP CORPORATION

                                   BALANCE SHEET
                                    (Continued)

                                  MARCH 31, 1999

                        LIABILITIES AND STOCKHOLDERS' EQUITY



Current liabilities
 Accounts payable                                      $     38,796
 Accrued liabilities
  Payroll taxes                                              17,797
  Distributions to stockholders                             209,774
                                                       ------------

   Total current liabilities                                266,367
                                                       ------------

Long-term debt
 Note payable                                               100,000
                                                       ------------


Stockholders' equity (deficit)
 Common stock                                                 1,500
 Retained earnings (deficit)                                (39,996)
                                                       ------------

                                                            (38,496)
                                                       ------------

                                                       $    327,871
                                                       ============

The accompanying note is an integral part of these financial statements.

                              CHICAGO MAP CORPORATION

                              STATEMENT OF INCOME (LOSS)

                         THREE MONTHS ENDED MARCH 31, 1999

Sales                                                  $    186,780
Cost of sales                                                95,492
                                                       ------------

Gross profit                                                 91,288
Administrative expense                                      208,631
                                                       ------------

Loss before income tax benefit                             (117,343)
Income tax benefit                                           39,571
                                                       ------------

Net loss                                               $    (77,772)
                                                       ============


The accompanying note is an integral part of these financial statements.

                              CHICAGO MAP CORPORATION

               STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                         THREE MONTHS ENDED MARCH 31, 1999

                                         Common Stock             Retained
                                  ---------------------------     Earnings
                                     Shares         Amount        (Deficit)
                                  ------------   ------------   ------------

Balance, January 1, 1999                10,000   $      1,000   $    250,225

Net loss                                                             (77,772)
Issuance of common stock                 5,000            500
Distributions to stockholders
 Cash                                                                 (2,675)
 Accrued                                                            (209,774)
                                  ------------   ------------   ------------

Balance, March 31, 1999                 15,000   $      1,500   $    (39,996)
                                  ============   ============   ============


The accompanying note is an integral part of these financial statements

                           CHICAGO MAP CORPORATION

                           STATEMENT OF CASH FLOWS

                      THREE MONTHS ENDED MARCH 31, 1999

Cash flows from operating activities:
 Cash received from customers                          $    216,637
 Cash paid to suppliers and employees                      (249,775)
                                                       ------------

  Net cash used in operating activities                     (33,138)
                                                       ------------

Cash flows from investing activities:
 Capital expenditures                                       (16,900)
 Acquisition of intangible assets                           (50,220)
 Payment of deposit                                          (5,000)
                                                       ------------

  Net cash used in investing activities                     (72,120)
                                                       ------------

Cash flows from financing activities:
 Proceeds from issuance of long-term debt                   100,000
 Issuance of common stock                                       500
 Cash distributions paid to stockholders                     (2,675)
                                                       ------------

  Net cash provided by financing activities                  97,825
                                                       ------------

Net decrease in cash                                         (7,433)
Cash at beginning of period                                  71,526
                                                       ------------

Cash at end of period                                  $     64,093
                                                       ============

The accompanying note is an integral part of these financial statements.

                           CHICAGO MAP CORPORATION

                           STATEMENT OF CASH FLOWS
                                 (Continued)

                      THREE MONTHS ENDED MARCH 31, 1999

Reconciliation of net loss to net cash used in operating activities:

Net loss                                               $    (77,772)
                                                       ------------

Adjustments to reconcile net loss to net cash used in
  operating activities
 Depreciation                                                 1,504
 Amortization                                                 6,817
 Change in assets (increase) decrease:
  Accounts receivable                                        29,857
  Inventories                                                 2,905
  Deferred tax assets                                       (39,571)
 Change in liabilities increase:
  Accounts payable                                           33,056
  Accrued liabilities                                        10,066
                                                       ------------

   Total adjustments                                         44,634
                                                       ------------

Net cash used in operating activities                  $    (33,138)
                                                       ============


The accompanying note is an integral part of these financial statements.

                          CHICAGO MAP CORPORATION
                        NOTE TO FINANCIAL STATEMENTS
                              MARCH 31, 1999

ACQUISITION

     On March 12, 1999, the Company acquired certain assets of TRIUS, Inc. for $62,300 in cash and 2,198 shares of common stock of Chicago Map Corporation (the "Company"). The 2,198 shares of common stock are included in the 15,000 shares of common stock of the Company outstanding at March 31, 1999. The value attributed to the issuance of the common stock was $220 based on management's estimate of $0.10 per share as the fair value of the Company's no par common stock. The principal business of TRIUS, Inc. is the development of computer software technologies.

STOCK BONUS

In connection with this acquisition, the Board of Directors approved a stock bonus of 2,802 shares to an officer and an employee of the company. The 2,802 shares of common stock are included in the 15,000 shares of common stock of the Company outstanding at March 31, 1999. The value attributed to the issuance of the common stock was $280 based on management's estimate of $0.10 per share as the fair value of the Company's no par common stock.

The fair value of the Company's no par common stock was estimated by management as there is no established market for the Company's common stock. Management believes the fair value of the Company's no par common stock approximates its stated value of $0.10 per share considering the Company's negative working capital and retained earnings deficit.

Hutton Nelson & McDonald LLP
Certified Public Accountants
1815 South Meyers Road Suite 550
Oakbrook Terrace, Illinois 60181-5230
630/495-5400   FAX 630/495-0561


                       INDEPENDENT AUDITORS' REPORT

The Board of Directors
Chicago Map Corporation

     We have audited the accompanying balance sheets of Chicago Map Corporation as of December 31, 1998 and 1997, and the related statements of income (loss), changes in shareholders' equity, and cash flows for each of the three years ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chicago Map Corporation as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years ended December 31, 1998, in conformity with generally accepted accounting principles.

/S/Hutton, Nelson & McDonald LLP

Oakbrook Terrace, Illinois
March 17, 1999

                        CHICAGO MAP CORPORATION
                            BALANCE SHEETS

                                 ASSETS

                                                        December 31,
                                                       1998      1997
                                                     -------   -------

Current assets
   Cash                                             $ 71,526 $ 76,091
   Accounts receivable, less allowance for
     doubtful accounts of $25,000 and $100,000        98,175   89,501
   Inventories                                         8,013   19,287
   Prepaid expenses                                     -       3,800
                                                      ------   ------

        Total current assets                         177,714  188,679
                                                     =======  =======

Property and equipment
   Leasehold improvements                              3,971   16,072
   Furniture and equipment                           107,791  102,604
                                                     -------  -------

   Accumulated depreciation                           32,137   51,705
                                                      ------   ------

Other asset
   Computer software costs, net of accumulated
     amortization of $16,343 in 1998                  54,845   22,030
                                                      ------   ------

                                                    $264,696 $262,414
                                                     =======  =======







The accompanying notes are an integral part of these financial statements.

                        CHICAGO MAP CORPORATION
                            BALANCE SHEETS
                              (continued)

                  LIABILITIES AND SHAREHOLDERS' EQUITY

                                                        December 31,
                                                       1998      1997
                                                     -------   -------

Current liabilities
   Accounts payable                                 $  5,740  $  2,123
   Accrued liabilities
     Payroll taxes                                     7,731    11,500
     Income taxes                                       -          927
                                                       -----    ------

        Total current liabilities                     13,471    14,550
                                                      ------    ------

Shareholders' equity
   Common stock, no par value; authorized
     100,000 shares; issued and outstanding
     10,000 shares                                     1,000     1,000
   Retained earnings                                 250,225   246,864
                                                     -------   -------

                                                     251,225   247,864
                                                     -------   -------

                                                    $264,696  $262,414
                                                     =======   =======












The accompanying notes are an integral part of these financial statements.

                            CHICAGO MAP CORPORATION
                           STATEMENTS OF INCOME (LOSS)


                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------

Sales                                      $1,175,295  $1,934,433  $1,597,616
Cost of sales                                 333,357     890,586     759,662
                                            ---------   ---------   ---------

Gross profit                                  841,938   1,043,847     837,954
Administrative expense                        765,202   1,081,036     708,002
                                              -------   ---------     -------

Income (loss) from operations                  76,736     (37,189)    129,952
Other expense
   Interest Expense                              -           -           (138)
   Loss on disposition of assets              (13,100)       -           -
                                               ------      ------     -------

Income (loss) before income taxes              63,636     (37,189)    129,814
Income taxes                                     -            927       1,728
                                               ------      ------     -------

Net income (loss)                            $ 63,636   $ (38,116)  $ 128,086
                                               ======      ======     =======

Average common shares outstanding              10,000      10,000      10,000
                                               ======      ======      ======

Earnings (loss) per common share               $ 6.36      $(3.81)     $12.81
                                               ======      ======      ======














The accompanying notes are an integral part of these financial statements.

                             CHICAGO MAP CORPORATION
                   STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                     Common Stock            Retained
                                    Shares   Amount          Earnings
                                    ------   ------          --------

Balance, January 1, 1996            10,000   $1,000          $287,949
   Net income                                                 128,086
   Cash distributions                                         (68,635)
                                    ------    -----           -------

Balance, December 31, 1996          10,000   $1,000           347,400
   Net income                                                 (38,116)
   Cash distributions                                         (62,420)
                                    ------    -----           -------

Balance, December 31, 1997          10,000   $1,000           246,864
   Net income                                                  63,636
   Cash distributions                                         (60,275)
                                    ------    -----           -------

Balance, December 31, 1998          10,000   $1,000          $250,225
                                    ======    =====           =======















The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                           STATEMENTS OF CASH FLOWS

                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------
Cash flows from operating activities:
   Cash received from customers            $1,141,761  $1,775,213  $1,748,237
   Cash paid to suppliers and employees    (1,028,544) (1,859,751) (1,389,739)
   Interest paid                                 -           -           (138)
   Income taxes paid                             (927)     (1,728)     (2,613)
                                            ---------   ---------   ---------

        Net cash provided by (used in)
          operating activities                112,290     (86,266)    355,747
                                              -------      ------     -------

Cash flows from investing activities:
   Proceeds from sale of equipment                425        -           -
   Capital expenditures                        (7,847)    (17,880)    (47,958)
   Payment of computer software costs         (49,158)    (22,030)       -
                                               ------      ------      ------

        Net cash used in investing
          activities                          (56,580)    (39,910)    (47,958)
                                               ------      ------      ------

Cash flows from financing activities:
   Payments on loan from shareholder             -           -         (6,827)
   Cash distributions paid to shareholders    (60,275)    (62,420)    (68,635)
                                               ------      ------      ------

        Net cash used in financing
          activities                          (60,275)    (62,420)    (75,462)
                                               ------      ------      ------

Net increase (decrease) in cash                (4,565)   (188,596)    232,327
Cash at beginning of year                      76,091     264,687      32,360
                                               ------     -------     -------

Cash at end of year                          $ 71,526    $ 76,091    $264,687
                                               ======      ======     =======







The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                           STATEMENTS OF CASH FLOWS
                                 (continued)


                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------

Reconciliation of net income (loss)
  to net cash provided by (used in)
  operating activities:

Net income (loss)                            $ 63,636   $(38,116)   $ 128,086
                                               ------     ------      -------

Adjustment to reconcile net income (loss)
  to net cash provided by (used in)
  operating activities:
   Depreciation                                13,890     13,222        5,893
   Amortization of computer software costs     16,343       -            -
   Amortization of organization costs            -            17           25
   Loss on disposition of assets               13,100       -            -
   Change in assets (increase) decrease:
     Accounts receivable                       (8,674)   (36,550)     281,423
     Inventories                               11,274     12,812       (7,638)
     Prepaid expenses                           3,800       -          (3,800)
   Changes in liabilities increase
    (decrease):
     Accounts payable                           3,617    (38,732)     (52,006)
     Accrued liabilities                       (4,696)     1,081        3,764
                                               ------     ------       ------

        Total adjustments                      48,654    (48,150)     227,661
                                               ------     ------      -------

Net cash provided by (used in)
  operating activities                       $112,290   $(86,266)    $355,747
                                              =======     ======      =======










The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                         NOTES TO FINANCIAL STATEMENTS

NATURE OF OPERATIONS

     The Company creates technologies and software tools which provide for the design and development of mapping and geographic products sold to customers located throughout the world.

SUMMARY OF ACCOUNTING POLICIES

     Revenue Recognition - The Company records sales and related profits as product is shipped and services are rendered. Revenue from licensing of software is based on sales of copies of software products in accordance with distribution agreements with licensed developers and recognized as licensing fees accrue. Costs for post-contract customer support, upgrades and enhancements are billed separately from other charges and are not included in revenue from licensing of software. Accordingly, no licensing arrangements required deferral of revenue during 1998, 1997, and 1996.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Inventories - Inventories are priced at the lower of cost, determined by the first-in, first-out method, or market.

     Property and Equipment - Property and equipment are recorded at cost. Expenditures for renewals and betterments which extend the life of such assets are capitalized. Maintenance and repairs are charged to expense as incurred. Differences between amounts received and net carrying value of assets retired or disposed of are charged or credited to income.

     Depreciation - Depreciation is charged to income using straight-line and accelerated methods based on the estimated useful lives of the assets.

     Computer Software Costs - Costs related to the purchase and development of computer software are capitalized from the time technological feasibility is established until the software is available for sale. Capitalized costs are amortized on a straight-line basis over twenty-four months, the estimated economic life of the software. Amortization expense charged to income was $16,343 in 1998. No amortization was charged to income in 1997 and 1996. Unamortized computer software costs determined to be in excess of the net realizable value of the software are expensed immediately.

     Income Taxes - The Company has elected S corporation status for income tax purposes. Under this election, the Company is not liable for federal income taxes, but is liable for certain state income and replacement taxes. Federal taxable income and tax credits flow through to the shareholders to be reported on their individual income tax returns.

     Earnings Per Common Share - Earnings (loss) per common share are computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year.

CASH

     During 1998 and 1997, the Company maintained an operating account with a bank which at times exceeded the federally insured limit of $100,000. The bank has a strong credit rating and management considers any risk to be minimal.

                           CHICAGO MAP CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                (continued)

DEPRECIATION

     Depreciation was charged to income, based on the estimated useful lives of the assets, in the following amounts:

                              1998     1997     1996     Estimated Life-Years
                              ----     ----     ----     --------------------

Leasehold improvements     $   260  $   428  $   194        31-39
Furniture and equipment     13,630   12,794    5,699         5-7
                            ------   ------    -----

                           $13,890  $13,222  $ 5,893
                            ======   ======    =====

TRANSACTION WITH RELATED PARTY

     The Company leases office facilities on a month-to-month basis from a shareholder at a monthly rental of $3,000. Rent expense charged to income amounted to $36,000 in 1998, 1997 and 1996.

SUBSEQUENT EVENTS

     On January 4, 1999, the Board of Directors declared a $240,000 cash distribution to the shareholders provided such amount does not exceed the Company's Accumulated Adjustment Account which is part of retained earnings as shown on the Balance Sheets.

     On March 12, 1999, the Company acquired certain assets of TRIUS, Inc. for $62,300 in cash and 2,198 shares of common stock of Chicago Map Corporation. The principal business of TRIUS, Inc. is the development of computer software technologies. In connection therewith, the Board of Directors approved a stock bonus of 2,802 shares to be issued to an officer and an employee of the Company.

(b)  Pro Forma Financial Statements.

          LEXON TECHNOLOGIES, INC., F.K.A. REXFORD, INC. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                       SIX MONTHS ENDED MARCH 31, 1999
                                (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(a)  PRO FORMA
                                    ------------  ------------  ------------
Sales                               $       -     $    509,790  $    509,790
Cost of sales                               -          194,257       194,257
                                    ------------  ------------  ------------
Gross profit                                -          315,533       315,533
Administrative expense                    27,533       404,385       431,918
                                    ------------  ------------  ------------
Loss before income tax benefit           (27,533)      (88,852)     (116,385)
Income tax benefit                          -           39,571        39,571
                                    ------------  ------------  ------------
Net loss                            $    (27,533) $    (49,281) $    (76,814)
                                    ============  ============  ============

Average common shares outstanding                                 11,500,000
                                                                ============

Loss per common share                                           $      (0.01)
                                                                ============


(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation as if the transaction had been completed at the beginning of the period.


          LEXON TECHNOLOGIES, INC. F.K.A. REXFORD, INC. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                           YEAR ENDED SEPTEMBER 30, 1998
                                   (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(a)   OTHER          PRO FORMA
                                    ------------  ------------  ------------     ------------
Sales                               $       -     $  1,175,295  $       -        $  1,175,295
Cost of sales                               -          333,357          -             333,357
                                    ------------  ------------  ------------     ------------
Gross profit                                -          841,938          -             841,938
Administrative expense                    46,350       765,202         2,833(b)(c)    814,385
                                    ------------  ------------  ------------     ------------
Income (loss) from operations            (46,350)       76,736        (2,833)          27,553
Other expense                               -          (13,100)         -             (13,100)
                                    ------------  ------------  ------------     ------------
Income (loss) before income taxes        (46,350)       63,636        (2,833)          14,453
Income taxes                                -            4,914          -               4,914
                                    ------------  ------------  ------------     ------------
Net income (loss)                   $    (46,350) $     58,722  $     (2,833)    $      9,539
                                    ============  ============  ============     ============

Average common shares outstanding                                                  11,500,000
                                                                                 ============

Earnings per common share                                                        $       0.00
                                                                                 ============


(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation as if the transaction had been completed at the beginning of the period.

(b) To reflect the depreciation and amortization of $2,553 in connection with the acquisition of certain assets of Tirus, Inc. by Chicago Map Corporation as if the transaction had been completed at the beginning of the period.

(c) To reflect stock bonus of $280 to an officer and an employee of Chicago Map Corporation as if the transaction had been completed at the beginning of the period.


(c)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
- -------     ---------   -----------------                        --------
    1         2.01      Agreement and Plan of Reorganization     This Filing
                        dated March 23, 1999

    2         3.01      Amended Certificate of Incorporation     This Filing


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          LEXON TECHNOLOGIES, INC.



Date:     July 31, 1997                      /S/John B. McLean, Chief Financial
                                         Officer